UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 3, 2013

PLY GEM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-114041	20-0645710
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5020 Weston Parkway, Suite 400

Cary, North Carolina 27513

(Address of principal executive offices)

(919) 677-3900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On April 3, 2013, Ply Gem Industries, Inc. (the “Company”), a wholly-owned subsidiary of Ply Gem Holdings, Inc. (“Ply Gem Holdings”), entered into an amendment to its senior secured asset-based revolving credit facility (the “ABL Facility”) among the Company, Ply Gem Canada, Inc., Ply Gem Holdings, the guarantors party thereto, the lenders party thereto, UBS AG, Stamford Branch, as U.S. Administrative Agent, and UBS AG Canada Branch, as Canadian Administrative Agent. The amendment to the ABL Facility, among other things: (i) increased the Tuck-in acquisition level from $20.0 million to $25.0 million and modified the required excess availability levels for certain acquisitions to the lesser of (x) 25% of the lesser of the borrowing base and aggregate commitments and (y) $17.5 million, (ii) increased the amount of debt that Ply Gem Holdings is permitted to incur under the tax receivable agreement from $65.0 million to $100.0 million, subject to the satisfaction of certain conditions, including the Company maintaining excess availability levels greater than the lesser of (x) 25% of the lesser of the borrowing base and aggregate commitments and (y) $17.5 million and (iii) modified the change of control definition so that a change of control will be deemed to occur if, following a Qualifying IPO (as defined in the ABL Facility), a person or group is or becomes the beneficial owner, directly or indirectly, of voting equity interests of Ply Gem Holdings representing the greater of (x) 35% or (y) the voting power of the voting equity interests of Ply Gem Holdings owned by the Equity Investors (as defined in the ABL Facility), rather than requiring the Equity Investors to maintain a minimum voting or ownership level in Ply Gem Holdings.

The foregoing summary is qualified in its entirety by reference to the amendment to the ABL Facility attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 4.1	Amendment No. 3 to Credit Agreement, dated as of April 3, 2013, by and among Ply Gem Industries, Inc., Ply Gem Canada, Inc., Ply Gem Holdings, Inc., the other Guarantors party thereto, the Lenders party thereto, UBS AG, Stamford Branch, as U.S. Administrative Agent, and UBS AG Canada Branch, as Canadian Administrative Agent (incorporated by reference from Exhibit 4.13 to the Registrant’s Form S-1/A, dated April 5, 2013 (File No. 333-167193)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

PLY GEM HOLDINGS, INC.

By:	/s/ Shawn K. Poe
Name:	Shawn K. Poe
Title:	Vice President and Chief Financial Officer

Dated: April 5, 2013

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Amendment No. 3 to Credit Agreement, dated as of April 3, 2013, by and among Ply Gem Industries, Inc., Ply Gem Canada, Inc., Ply Gem Holdings, Inc., the other Guarantors party thereto, the Lenders party thereto, UBS AG, Stamford Branch, as U.S. Administrative Agent, and UBS AG Canada Branch, as Canadian Administrative Agent (incorporated by reference from Exhibit 4.13 to the Registrant’s Form S-1/A, dated April 5, 2013 (File No. 333-167193)).